UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-3493

                         American Federation of Labor -
                      Congress of Industrial Organizations
                            Housing Investment Trust
               (Exact name of registrant as specified in charter)

             1717 K Street, N.W., Suite 707, Washington, D.C. 20036
               (Address of principal executive offices) (Zip code)

                                 Kenneth G. Lore
                               Swidler Berlin LLP
             3000 K Street, N.W., Suite 300, Washington, D.C., 20007
                     (Name and address of agent for service)

                                 (202) 331-8055
              (Registrant's telephone number, including area code)

Date of fiscal year end: December 31
Date of reporting period: January 1, 2004 - December 31, 2004

Item 1. Reports to Stockholders.

A copy of the 2004 Annual Report (the "Report") of the AFL-CIO Housing Investment Trust (the "Trust") transmitted to Trust participants pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the "Act"), is included herewith.

                        AFL-CIO HOUSING INVESTMENT TRUST

                                     [LOGO]

                                     [PHOTO]

                                      2004
                                  ANNUAL REPORT

                                    [GRAPHIC]

The AFL-CIO Housing Investment Trust is a fixed-income investment fund providing financing in multifamily and single family housing.

The Trust's investment objective is to provide current income while preserving capital over time and obtaining returns competitive with industry benchmarks. It also seeks through its investments to increase the supply of affordable housing for working families, generate union jobs and strengthen communities across the United States.

Front Cover: Family of Anthony Polite, Laborers' Local Union 1033, Providence, Rhode Island, who purchased their home through HIT HOME.

                                                                             | 1


[PHOTO]              MESSAGE FROM THE
                     AFL-CIO PRESIDENT

John J. Sweeney
President, AFL-CIO

Following another successful year of operation by the AFL-CIO Housing Investment Trust, it is fitting to reflect on the Trust's distinctive role within the union movement and its record as a steward of union pension capital. As an investment manager of, by and for the union movement, the Trust is doing the important work of investing pension assets in America's communities to help union members achieve the retirement security they deserve. Through those investments, the Trust is creating union jobs and contributing to the vitality and stability of neighborhoods where union members live and work.

Four decades ago, AFL-CIO President George Meany boldly put forth the idea of unions investing together to promote jobs and housing. "The pooling of funds will provide an effective medium to construct socially desirable housing projects, and at the same time create additional and continuing employment for the construction trades," President Meany predicted. This could be done, he said, without sacrificing "a higher interest return, with maximum degree of safety."

The goals envisioned by President Meany are being achieved today by the AFL-CIO Housing Investment Trust. In the last ten years alone, the Trust's financing commitments have generated more than $3.7 billion in housing development activity, increasing the nation's housing stock by more than 40,000 units and providing attractive and affordable homes for working families. The Trust has enabled a growing number of union families to share in the significant economic benefits of owning a home, with more than 12,000 households obtaining mortgage loans through its homeownership initiatives in the last seven years. This "build America" investment strategy has created good union jobs in construction and related industries and has helped revitalize countless neighborhoods across the country - a sharp contrast to investments in businesses that undercut American workers' wages and living standards and send good jobs overseas.

This successful labor-sponsored investment vehicle, rooted in the union movement and dedicated to achieving financial security for working people, well deserves our continuing support.


                                        /s/ John J. Sweeney
                                        ----------------------------------------
                                        John J. Sweeney

2 |


MESSAGE FROM THE                                                         [PHOTO]
CHAIRMAN
                                                                 Richard Ravitch
                                                                       Chairman,
                                                                 AFL-CIO Housing
                                                                Investment Trust

In 2004, when the fixed-income market was challenged by volatile interest rates and slow economic growth, the AFL-CIO Housing Investment Trust once again demonstrated the competitiveness of its investment strategy, with its focus on multifamily mortgage-backed securities. Its specialization in this sector of the fixed-income market enabled the Trust to perform competitively against its industry benchmark, the Lehman Brothers Aggregate Bond Index, as this report discusses in more detail in the pages that follow.

To enhance that strength, the Trust took steps in 2004 to expand its capacity to originate multifamily investments by broadening its network and laying groundwork for new programs that will help offset the decline in FHA financing opportunities. An immediate consequence of these efforts was to boost the volume of its new multifamily commitments to more than $300 million in 2004. These investments not only benefited the portfolio but also enabled the Trust to celebrate a historic milestone: the financing of its 75,000th unit of housing.

Each year the Trust has devoted considerable resources to upgrading the capabilities of its staff and technological infrastructure, and 2004 was no exception. As it has grown over the years, the Trust has developed a staff with a notable depth of knowledge and expertise in fund management as well as a deep commitment to the investment goals of union pension beneficiaries. During 2004, the Trust also continued to review and update its systems to keep pace with the growing complexity of the regulatory environment in which it operates, in order to maintain its high standards of fiscal management.

With these steps, the Trust has created a platform for the future growth and management of its investments to allow the Trust to continue to fulfill its investors' expectations for competitive, risk-adjusted returns.


                                        /s/ Richard Ravitch
                                        ----------------------------------------
                                        Richard Ravitch

                                                                             | 3


2004 IN
REVIEW

The Trust had $3.7 billion in total net assets under management for 417 participants at the close of 2004. During the year, participants invested $269.5 million in the Trust, including $94.4 million in new investments and $175.1 million in dividend earnings reinvested. Redemptions totaled $165.9 million, primarily due to participants reallocating assets or redeeming funds to meet cash needs. Three new participants entered the Trust in 2004.

Performance Overview

The Trust achieved a total net rate of return of 4.20% for the year ended December 31, 2004. For the three-, five- and ten-year periods, the Trust's average annual net returns were 6.48%, 7.97% and 8.20%, respectively. The Trust's primary benchmark, the Lehman Brothers Aggregate Bond Index (the "Aggregate"), recorded returns of 4.34%, 6.19%, 7.71% and 7.72%, respectively, for the one-, three-, five- and ten-year periods. The Trust outperformed the Aggregate for the three-, five- and ten-year periods, on a net basis.

In 2004, the Trust met its objective of generating competitive risk-adjusted returns. The main positive contributors to the Trust's relative performance were its yield curve positioning and its yield advantage over the benchmark. Factors that dampened the Trust's returns relative to its primary benchmark included its underweight in corporate bonds, which outperformed other fixed-income sectors in the Aggregate. The Trust may not invest in corporate bonds under the terms of its Declaration of Trust.

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

       Comparison of $50,000 Investment in the Trust and Lehman Aggregate
                                ($ in Thousands)

Value Growth of $50,000 Invested

                                               Lehman           Hit net
            December-94                         50.00             50.00
            December-95                         59.24             59.78
            December-96                         61.39             62.84
            December-97                         67.31             69.59
            December-98                         73.16             75.36
            December-99                         72.56             74.93
            December-00                         81.00             84.15
            December-01                         87.84             91.05
            December-02                         96.84            101.65
            December-03                        100.82            105.50
            December-04                        105.19            109.93

-----------------------------------------------------
                                        HIT  $109,929

                                     Lehman  $105,191
-----------------------------------------------------

-------------------------------------------------------------------------------

                         Average Annual Total Return (%)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

           AFL-CIO Housing Investment   Lehman Brothers Aggregate
              Trust Net Returns(1)            Bond Index(2)
           --------------------------   -------------------------
1 Year                4.20%                       4.34%

3 Years               6.48%                       6.19%

5 Years               7.97%                       7.71%

10 Years              8.20%                       7.72%

(1) Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate so that a participant's units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index. It is not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

Investors should consider the Trust's investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the Trust by calling the Marketing and Investor Relations Department collect at 202-331-8055. The prospectus should be read carefully before investing.

4 |


2004 IN
REVIEW (continued)

2004 Market Environment

The U.S. economy continued to strengthen in 2004 despite concerns about high oil prices, the war in Iraq, and terrorism threats both here and abroad. Economic growth was supported by strong consumer spending. Oil prices finished 2004 up 34% compared to a year earlier and were even higher at times during the year. In the past, higher oil prices have elevated inflation expectations and driven longer-maturity interest rates higher. This was not the case in 2004, however, as actual inflation and inflation expectations remained level and long-term interest rates decreased.

The economy added an average of 181,000 new jobs per month in 2004. The manufacturing sector, however, continued to lag behind other sectors by adding an average of only 2,750 jobs per month to payrolls. The labor market grew more slowly than in past expansions, which have typically added an average of 200,000 jobs per month.

In June, the Federal Reserve began increasing the Federal Funds target rate, which is the rate at which banks borrow from each other. The Federal Funds rate finished the year at 2.25%, up 125 basis points. This caused a rise in the short end of the yield curve but did not result in a corresponding increase in long-term interest rates.

The narrowing of the difference between the yields on two-year and ten-year maturity securities - generally referred to as a "flattening" of the yield curve
- was one of the major developments in the fixed-income market during 2004. The two-year Treasury rate rose 125 basis points to 3.07%, while the ten-year Treasury rate fell 3 basis points to 4.22%. The stability in the longer end of the yield curve, representing securities with longer-term maturities, was supported by a view that core inflation remained under control. The falling dollar and continuing increases in the U.S. trade deficit

--------------------------------------------------------------------------------

                             Portfolio Distribution*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE GRAPH IN THE PRINTED MATERIAL.]

State Housing Finance Agency Securities                    0.2%
Construction and Permanent Mortgages                       2.6%
Multifamily Construction Mortgage-backed Securities       12.8%
Multifamily Permanent Mortgage-backed Securities          40.6%
Cash and Cash Equivalents                                  1.2%
Short-term Intermediate Securities                         2.1%
U.S. Treasury and Government Sponsored Enterprise Notes   12.9%
Single Family Mortgage-backed Securities                  27.6%

          * Includes funded and unfunded commitments as of 12/31/2004.

                                                                             | 5


did not have the expected effect of pushing long-term rates higher in 2004. Foreign investors helped keep long-term rates in check by continuing to purchase U.S. debt to support their exports despite risks of increasing currency losses in their investments.

Portfolio Strategy

The Trust's ongoing portfolio strategy focuses on managing its portfolio with an overweight in multifamily mortgage securities that are agency-insured or guaranteed by government sponsored enterprises (GSEs). This strategy has resulted in a portfolio that has superior credit quality and higher expected yields than the Aggregate. Another ongoing component of the strategy is active management of the portfolio duration to be effectively neutral versus the Aggregate. The Trust specializes in construction related mortgage securities that typically have agency or GSE credit quality and generate additional yield while providing significant prepayment protection.

During 2004, the Trust also applied a barbell investment strategy to its portfolio. In executing a barbell strategy, the Trust overweighted longer- and shorter-maturity sectors of the market and underweighted medium-maturity sectors with respect to the Aggregate. Barbell strategies tend to outperform in flattening yield curve scenarios. As the yield curve flattened in 2004, the Trust's barbell strategy contributed positively to its performance.

The Year Ahead

In the year ahead, the Trust expects to maintain its overweight in agency-insured and GSE-guaranteed multifamily MBS, as this sector has a record of providing higher yields than many other securities with similar credit ratings. The Trust anticipates it will continue to manage the portfolio duration neutral to the Aggregate. There are good reasons to expect higher interest rates, but there are also significant risk factors that could keep rates stable in 2005. The Trust plans to maintain its barbell strategy - at least in the beginning of 2005 - because it expects the flattening of the yield curve to continue in the near term.

--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            2004 Yield Curve Movement

                             12/31/2003               12/31/2004
3 mo                              0.896                    2.222
6 mo                             0.9908                   2.5876
1 yr                              1.188                   2.7706
2 yr                              1.827                   3.0731
3 yr                             2.3077                   3.2231
4 yr                             2.7596                   3.4599
5 yr                             3.2509                   3.6109
6 yr                             3.5223                   3.8215
7 yr                             3.7904                   3.9552
8 yr                             4.0018                   4.0298
9 yr                             4.1161                   4.1687
10 yr                            4.2495                   4.2221

                                Source: Bloomberg

6 |


2004 IN
REVIEW (continued)

Meeting Multifamily Housing Needs

The Trust originated $301.7 million in multifamily financing commitments in 2004, representing more than $460 million in total development activity. This success was the product of the Trust's work during the year with its network of mortgage bankers, state housing finance agencies, and labor and community organizations to identify multifamily projects meeting its investment criteria.

The financing commitments approved in 2004 will support the new construction or rehabilitation of housing in 20 projects across the country. These investments will generate union jobs and stimulate local economies, helping to enhance the quality of life for community residents.

The 3,398 multifamily units financed in 2004 included 2,480 units of much-needed affordable housing in urban areas such as Chicago, St. Louis and Minneapolis/St. Paul. The following projects illustrate the range of housing developments approved for financing in 2004.

--------------------------------------------------------------------------------

The Sovereign Apartments: A $66 million commitment from the Trust will help finance the construction of a $72.1 million, 260-unit apartment complex in The Shipyard, a master planned development in Hoboken, New Jersey. The investment brought the Trust's investments in the New Jersey waterfront to over $530 million since 1993.

The Parkways: $24.8 million in Trust financing will support a $51.5 million project to rehabilitate an older housing complex in Chicago's South Shore neighborhood. All of the project's 446 units will remain affordable to lower-income families.

Soulard Market Apartments: $18.4 million in Trust financing will help fund the $29.7 million conversion of an office building into 132 rental apartments in the historic Soulard District of St. Louis.

University and Dale Apartments: The Trust approved $6.5 million in financing for the $15 million construction of 98 rental apartments above a new public library in St. Paul, Minnesota. With support from the mayor, the Trust obtained an agreement that the library will also be built with union labor.

Roosevelt Towers I: A $7.2 million investment from the Trust will be used in the construction of this $14.3 million, 126-unit project that will help meet the demand for housing for lower-income seniors in Chicago.

Woodstock Commons: $10.8 million was committed for a $21.8 million project creating 170 units of housing for mixed-income residents in Woodstock, Illinois.

--------------------------------------------------------------------------------
                 The Sovereign Apartments     Woodstock Commons
--------------------------------------------------------------------------------
                         [PHOTO]                   [PHOTO]
--------------------------------------------------------------------------------

                                                                             | 7


                                    [PHOTO]

Homeownership for Working Families

The HIT HOME homeownership initiative celebrated a significant milestone in 2004 when it surpassed $1 billion in mortgage financing for union members and municipal employees nationwide. Since the Trust launched HIT HOME in 2000, in cooperation with Countrywide Home Loans and Fannie Mae, the program has helped more than 8,500 working families across the country to finance their homes, with a cumulative loan volume of $1.2 billion.

During 2004, HIT HOME made more than 2,960 loans with a total volume of $460 million. The program reached out to groups that have traditionally been underserved in the homeownership market, with special focus on minority families and female-headed households.

HIT HOME was particularly active in New York City where, as part of the Trust's New York City Community Investment Initiative, it has been working since early 2002 to increase homeownership opportunities for working families. More than 460 of HIT HOME's borrowers in 2004 were New York City union members or municipal employees.

The Trust created HIT HOME with the goal of making homeownership easier and more affordable for working families. The program offers savings on closing costs, homebuyer education, including information for first-time homebuyers, and a wide selection of competitively priced home loans.

"Owning your own place gives you a true sense of stability and a great feeling of satisfaction."

                                                  --Luis Basurto, SEIU Local 535

                              Mr. Basurto and his wife Jannette, SEIU Local 660,
                       purchased their Los Angeles condominium through HIT HOME.

8 |


Expense Example

Participants of the Trust incur ongoing expenses related to the management and distribution activities of the Trust, as well as certain other expenses. This example is intended to help participants understand the ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $50,000 invested at the beginning of the period, July 1, 2004, and held for the entire period ended December 31, 2004.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $50,000 (for example, an $800,000 account value divided by $50,000 = 16), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the Trust and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the Trust charges no transactional costs, such as sales charges (loads) or redemption fees.

Expense Example Table

                                Beginning           Ending               Expenses Paid
                              Account Value     Account Value          During the Period
                               July 1, 2004   December 31, 2004   Ended December 31, 2004(1)
--------------------------------------------------------------------------------------------
Actual Expenses                  $50,000          $51,462.31                $94.37
Hypothetical Expenses
(5% return before expenses)      $50,000          $51,163.83                $94.09

     (1) Expenses are equal to the Trust's annualized expense ratio of 0.37%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                             | 9


Availability of Quarterly Portfolio Schedule

In addition to disclosure in the Annual and Semiannual Reports to Participants, the Trust also files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are made available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (information relating to the hours and operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330). Participants may also obtain copies of the Trust's Forms N-Q, without charge, upon request, by calling the Trust collect at 202-331-8055.

Proxy Voting Record

The Trust invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. During the most recent twelve-month period ended June 30, the Trust held no voting securities in its portfolio and has reported this information in its most recent filing with the SEC on Form N-PX. The Trust's proxy voting report on Form N-PX for the twelve-month period ended June 30, 2004, is available on the SEC's website at http://www.sec.gov. Participants may also obtain a copy of the Trust's report on Form N-PX, without charge, upon request, by calling the Trust collect at 202-331-8055.

                                   [GRAPHIC]

10 |


                                    [GRAPHIC]

                                                                            | 11


                              FINANCIAL STATEMENTS

                        American Federation of Labor and
          Congress of Industrial Organizations Housing Investment Trust

          With Report of Independent Registered Public Accounting Firm

                                    [GRAPHIC]

12 |


REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants and Trustees
American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust:

We have audited the accompanying statement of assets and liabilities of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the Trust), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Trust for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report dated January 8, 2002 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by examination or correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                   /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
January 11, 2005

                                                                            | 13


--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
December 31, 2004 (Dollars in thousands)

Assets
   Investments, at fair value (amortized cost $3,463,973)*           $3,542,866
   Cash                                                                  22,013
   Accrued interest receivable                                           18,900
   Receivables for investments sold                                     125,426
   Accounts receivable                                                      130
   Prepaid expenses and other assets                                      1,552
--------------------------------------------------------------------------------
   Total Assets                                                       3,710,887
--------------------------------------------------------------------------------
Liabilities
   Accounts payable and accrued expenses                                  1,989
   Payables for investments purchased                                     6,154
   Redemptions payable                                                   29,040
   Refundable deposits                                                      914
   Income distribution payable, net of dividends reinvested
      of $45,510                                                          6,840
--------------------------------------------------------------------------------
   Total Liabilities                                                     44,937
--------------------------------------------------------------------------------
   Net Assets Applicable to Participants' Equity --
   Certificates of Participation -- Authorized Unlimited;
   Outstanding 3,300,858 Units                                       $3,665,950
================================================================================

================================================================================
Net Asset Value Per Unit of Participation (in dollars)               $ 1,110.61

Participants' Equity
Participants' equity consisted of the following:
   Amount invested and reinvested by current participants            $3,586,703
   Net unrealized appreciation of investments                            78,893
   Undistributed net investment income                                      421
   Accumulated net realized losses                                          (67)
================================================================================
   Total Participants' Equity                                        $3,665,950
================================================================================

     *    The cost for Federal tax purposes approximates book cost.

          See accompanying notes to financial statements.

14 |


--------------------------------------------------------------------------------
Schedule of Portfolio Investments
--------------------------------------------------------------------------------
December 31, 2004 (Dollars in thousands)

FHA Permanent Securities (4.8% of net assets)

                                 Interest Rate     Maturity Dates    Face Amount   Amortized Cost     Value
------------------------------------------------------------------------------------------------------------
Single Family                         7.75%      Jul-2021-Aug-2021     $     90       $     90      $     90
                                      8.00%               Jul-2021          110            110           110
                                     10.31%               Feb-2016           61             61            61
------------------------------------------------------------------------------------------------------------
                                                                            261            261           261
------------------------------------------------------------------------------------------------------------
Multifamily(1)                        5.25%               Mar-2024        5,457          5,496         5,510
                                      5.60%               Jun-2038        2,941          2,948         3,054
                                      5.62%               Jun-2014          871            872           898
                                      5.65%               Oct-2038        2,252          2,329         2,330
                                      5.87%               Jun-2044        1,995          1,996         2,114
                                      6.66%               May-2040        5,839          5,844         6,246
                                      6.70%               Dec-2042        6,085          6,089         6,681
                                      6.75%      Jul-2036-Jul-2040        9,987          9,804        10,683
                                      6.88%               Apr-2031       29,375         29,063        32,174
                                      7.00%               Jun-2039        6,119          6,167         6,638
                                      7.05%               Jul-2043        5,384          5,384         6,035
                                      7.07%               Sep-2039        8,158          8,158         8,537
                                      7.13%               Mar-2040        7,996          7,974         8,991
                                      7.17%               Feb-2040        4,805          4,807         5,060
                                      7.20%      Nov-2033-Oct-2039       10,263         10,274        11,599
                                      7.50%               Sep-2032        1,663          1,668         1,925
                                      7.70%               Oct-2039       12,247         12,195        13,500
                                      7.75%               Oct-2038        1,412          1,406         1,527
                                      7.88%      Nov-2036-Jul-2038        9,187          9,191         9,434
                                      7.93%               Apr-2042        2,921          2,921         3,452
                                      8.25%               Nov-2036        3,520          3,524         3,608
                                      8.27%               Jul-2042        2,553          2,553         2,991
                                      8.38%               Feb-2007          421            436           439
                                      8.40%               Apr-2012          871            871           876
                                      8.75%      Jul-2036-Aug-2036       11,970         11,932        12,391
                                      8.80%               Oct-2032        5,438          5,438         5,438
                                      8.88%               May-2036        2,429          2,397         2,471
------------------------------------------------------------------------------------------------------------
                                                                        162,159        161,737       174,602
------------------------------------------------------------------------------------------------------------
Total FHA Permanent Securities                                         $162,420       $161,998      $174,863
============================================================================================================

     (1) Multifamily mortgage-backed securities are valued by the fair value procedures adopted by the Trust's Board of Trustees. Refer to Note 1 of the financial statements for further information.

          See accompanying notes to financial statements.

                                                                            | 15


--------------------------------------------------------------------------------
Schedule of Portfolio Investments
--------------------------------------------------------------------------------
December 31, 2004 (Dollars in thousands)

FHA Construction Securities and Commitments (0.2% of net assets)

                                 Interest Rates(1)
                             ------------------------                      Commitment
                             Permanent   Construction   Maturity Date(2)     Amount     Face Amount   Amortized Cost    Value
-----------------------------------------------------------------------------------------------------------------------------
Multifamily(3)                 6.02%         6.02%          Jun-2035         $7,243        $7,243         $7,246       $7,633
-----------------------------------------------------------------------------------------------------------------------------
Total FHA Construction
   Securities and
   Commitments                                                               $7,243        $7,243         $7,246       $7,633
=============================================================================================================================

     (1) Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless HUD requires that such rates be charged earlier.

     (2)  Permanent mortgage maturity date.

     (3) Multifamily mortgage-backed securities are valued by the fair value procedures adopted by the Trust's Board of Trustees. Refer to Note 1 of the financial statements for further information.

Ginnie Mae Securities and Commitments (23.2% of net assets)

                                                          Commitment
                      Interest Rate     Maturity Dates      Amount     Face Amount   Amortized Cost     Value
--------------------------------------------------------------------------------------------------------------
Single Family              3.00%               Feb-2033   $              $  8,719       $  8,789      $  8,687
                           3.50%      Nov-2032-Oct-2033                    29,268         29,572        29,644
                           3.75%               Dec-2033                    22,921         22,804        22,873
                           4.00%               Aug-2033                    11,300         11,392        11,457
                           5.50%      Jan-2033-Aug-2033                    17,847         18,067        18,236
                           6.00%      Jan-2032-Jun-2033                     9,767         10,134        10,115
                           6.50%      Jul-2028-Jun-2032                     8,941          9,266         9,458
                           7.00%      Nov-2016-Jan-2030                    15,596         16,001        16,668
                           7.50%      Apr-2013-Aug-2030                    15,559         15,978        16,740
                           8.00%      Nov-2009-Dec-2030                     7,930          8,145         8,575
                           8.50%      Nov-2009-Aug-2027                     5,579          5,711         6,090
                           9.00%      May-2016-Jun-2025                     1,478          1,519         1,645
                           9.50%      Sep-2021-Sep-2030                       605            621           674
                          10.00%               Jun-2019                         2              2             2
                          12.00%      May-2015-Jun-2015                        --             --             2
                          13.00%               Jul-2014                         1              1             1
                          13.25%               Dec-2014                         1              1             1
--------------------------------------------------------------------------------------------------------------
                                                                          155,514        158,003       160,868
--------------------------------------------------------------------------------------------------------------

                                                          continued on next page

          See accompanying notes to financial statements.

16 |


--------------------------------------------------------------------------------
Schedule of Portfolio Investments
--------------------------------------------------------------------------------
December 31, 2004 (Dollars in thousands)

Ginnie Mae Securities and Commitments (23.2% of net assets), continued

                                                            Commitment
                      Interest Rate      Maturity Dates       Amount     Face Amount   Amortized Cost     Value
----------------------------------------------------------------------------------------------------------------
Multifamily(1)            2.91%                Aug-2020       $            $  9,665       $  9,660      $  9,363
                          3.65%       Sep-2017-Oct-2027                      30,094         29,891        29,597
                          4.25%                Feb-2031                       6,000          5,968         5,967
                          4.43%       Apr-2034-Jun-2034                      63,100         62,657        60,489
                          4.59%                May-2033                      15,000         15,000        15,165
                          4.66%                Dec-2030                       8,617          8,698         8,623
                          4.71%                May-2025                      33,294         33,297        33,496
                          4.78%                Apr-2034                      34,414         36,118        35,041
                          4.88%                Mar-2036                      10,000         10,013        10,004
                          4.92%                May-2034                      40,000         40,062        39,724
                          5.00%                Dec-2033                       5,484          5,551         5,586
                          5.01%       Dec-2025-Jun-2032                      26,100         26,093        26,421
                          5.05%                Nov-2028                      32,000         32,128        32,801
                          5.13%                Jul-2024                       5,000          5,090         5,168
                          5.18%                May-2028                      30,000         29,899        30,914
                          5.25%               Sept-2028                       5,898          5,927         6,108
                          5.30%                Apr-2039                      55,000         54,069        56,488
                          5.32%                Aug-2030                      35,000         34,848        36,319
                          5.50%       Jul-2033-Aug-2038                      37,113         38,519        38,741
                          5.58%                May-2031                      85,582         89,479        89,424
                          5.68%                Jul-2027                       5,152          5,342         5,432
                          5.79%                May-2005(2)                    7,565          7,653         7,613
                          5.88%       Oct-2023-Mar-2024                      22,000         22,584        23,283
                          6.11%                Nov-2021                         970            970         1,025
                          6.15%                Jan-2044                      18,509         18,514        20,157
                          6.16%                Jun-2021                       5,000          5,000         5,329
                          6.26%                Apr-2027                      10,000         10,853        10,934
                          6.41%                Aug-2023                       3,464          3,464         3,799
                          7.00%                Jun-2043                      28,861         28,861        32,073
                          7.88%                Nov-2036                         877            876           898
                          8.75%                Dec-2026                       4,087          4,087         4,116
----------------------------------------------------------------------------------------------------------------
                                                                            673,846        681,171       690,098
----------------------------------------------------------------------------------------------------------------
Forward Commitments
                          5.60%                Nov-2036         4,403            --             --           273
                          6.00%                Jul-2038         5,130            --             --           445
                          7.50%                Apr-2044        23,300            --             68           233
----------------------------------------------------------------------------------------------------------------
                                                               32,833            --             68           951
----------------------------------------------------------------------------------------------------------------
Total Ginnie Mae Securities and Commitments                   $32,833      $829,360       $839,242      $851,917
================================================================================================================

     (1) Multifamily mortgage-backed securities are valued by the fair value procedures adopted by the Trust's Board of Trustees. Refer to Note 1 of the financial statements for further information.

     (2)  Date the Trust is required to sell securities to bond trustee.

          See accompanying notes to financial statements.

                                                                            | 17


--------------------------------------------------------------------------------
Schedule of Portfolio Investments
--------------------------------------------------------------------------------
December 31, 2004 (Dollars in thousands)

Ginnie Mae Construction Securities and Commitments (7.2% of net assets)

    Interest Rates(1)
------------------------                         Commitment
Permanent   Construction    Maturity Date(2)        Amount    Face Amount   Amortized Cost     Value
-----------------------------------------------------------------------------------------------------
Multifamily(3)
  4.65%        5.00%                Oct-2045(4)    $ 28,901     $ 16,129       $ 14,880      $ 16,160
  4.88%        4.88%                Jul-2046         35,000       19,790         19,970        19,963
  4.95%        4.95%                Jan-2045         11,200       10,525         10,730        10,657
  5.10%        2.25%                Sep-2045(5)       7,230        7,230          7,243         7,318
  5.18%        5.18%                Mar-2045          6,000        5,451          5,479         5,652
  5.19%        5.19%                Oct-2045         11,880        8,101          8,162         8,371
  5.20%        3.45%                Oct-2044(5)      21,139       21,139         21,215        21,957
  5.21%        5.21%                Jan-2045          5,842        5,390          5,393         5,575
  5.25%        5.95%                Feb-2031         42,100       18,653         18,551        18,933
  5.34%        5.34%                Mar-2046(5)      11,340        1,021          1,037         1,235
  5.35%        5.35%                Mar-2046         10,800        2,310          2,485         2,571
  5.35%        5.35%                Dec-2044(5)       8,800        8,800          8,809         9,191
  5.55%        5.55%                Mar-2045          9,279        6,662          6,665         7,159
  5.62%        5.62%                Nov-2046          8,200          711            734         1,045
  5.71%        5.71%                Jan-2045          7,530        6,947          6,949         7,472
  5.75%        5.75%       Jun-2006-Aug-2046         27,954        3,840          3,751         5,381
  5.85%        5.85%                Nov-2045          2,091          346            348           467
  6.00%        6.00%       Sep-2044-Jan-2046         29,184       23,688         23,329        26,171
  6.22%        5.75%                Aug-2035         14,599        6,591          6,592         7,993
  6.60%        6.60%                May-2043         17,793       16,295         15,888        18,342
  7.75%        7.25%                Aug-2033         51,779       51,778         51,535        61,414
-----------------------------------------------------------------------------------------------------
                                                    368,641      241,397        239,745       263,027
-----------------------------------------------------------------------------------------------------
Forward Commitments
  4.82%        4.82%                Jun-2046(5)       6,500           --             --            47
  4.89%        4.89%                Dec-2044(5)      10,440           --             --           181
  5.10%        5.10%                Nov-2046         24,300           --             --           119
  5.51%        5.51%                Sep-2046         27,590           --            643         1,622
-----------------------------------------------------------------------------------------------------
                                                     68,830           --            643         1,969
-----------------------------------------------------------------------------------------------------
Total Ginnie Mae Construction Securities and
Commitments                                        $437,471     $241,397       $240,388      $264,996
=====================================================================================================

     (1) Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless HUD requires that such rates be charged earlier.

     (2)  Permanent mortgage maturity date.

     (3) Multifamily mortgage-backed securities are valued by the fair value procedures adopted by the Trust's Board of Trustees. Refer to Note 1 of the financial statements for further information.

     (4) Prior to December 20, 2005, this investment is a mortgage-backed security guaranteed by the Government National Mortgage Association ("GNMA-MBS"). From and after December 20, 2005, the investment will be a tax-exempt bond collateralized by the GNMA-MBS.

     (5)  Tax-exempt bonds collateralized by Ginnie Mae Securities.

          See accompanying notes to financial statements.

18 |


--------------------------------------------------------------------------------
Schedule of Portfolio Investments
--------------------------------------------------------------------------------
December 31, 2004 (Dollars in thousands)

Fannie Mae Securities and Commitments (32.3% of net assets)

                 Interest Rate     Maturity Dates      Face Amount   Amortized Cost     Value
----------------------------------------------------------------------------------------------
Single Family        4.00%                Jul-2033       $ 18,829       $ 18,980      $ 18,908
                     4.30%       May-2033-Aug-2003         22,045         22,107        22,243
                     4.50%       Jun-2018-Feb-2019         20,340         20,753        20,326
                     5.00%       Sep-2018-Oct-2034        124,626        124,968       124,993
                     5.50%       Jul-2017-Oct-2034        276,126        280,106       281,059
                     6.00%       Jan-2006-Nov-2034         93,174         95,775        96,839
                     6.50%       Nov-2016-Nov-2032         23,763         24,085        25,009
                     7.00%       Nov-2013-Jun-2032         16,273         16,513        17,269
                     7.50%       Nov-2016-Sep-2031          5,316          5,275         5,698
                     8.00%       Jan-2007-May-2031          3,747          3,810         3,999
                     8.50%       Nov-2009-Apr-2031          2,895          2,957         3,114
                     9.00%       Jul-2009-May-2025            933            941         1,008
----------------------------------------------------------------------------------------------
                                                          608,067        616,270       620,465
----------------------------------------------------------------------------------------------
Multifamily(1)       3.81%                Nov-2012          8,522          8,522         8,403
                     4.10%                Jun-2027          2,498          2,498         2,433
                     4.55%                Oct-2033          5,316          5,378         5,146
                     4.66%       Jul-2021-Sep-2033          8,913          9,063         8,694
                     4.77%                Apr-2012          4,522          4,667         4,624
                     4.78%                Aug-2018          3,929          3,986         3,846
                     4.90%                Jul-2033          5,152          5,262         4,966
                     4.99%                Aug-2021          2,438          2,413         2,431
                     5.14%       Dec-2011-Jan-2018         21,376         21,855        21,978
                     5.15%       Sep-2017-Oct-2022         23,589         23,713        23,994
                     5.23%       Mar-2018-Apr-2021          4,930          5,101         5,046
                     5.24%       Dec-2012-Jul-2034          5,344          5,205         5,406
                     5.30%                Oct-2014            898            930           945
                     5.34%                Apr-2012            310            322           326
                     5.35%                Dec-2012          5,926          5,946         6,215
                     5.43%                May-2021          3,537          3,642         3,685
                     5.44%                Sep-2013          2,116          2,151         2,248
                     5.45%                May-2033          3,361          3,412         3,397
                     5.58%                Jan-2021          3,858          3,915         4,043
                     5.63%                Nov-2033         19,926         19,990        20,442
                     5.70%       Mar-2009-May-2011          7,965          8,488         8,457
                     5.77%                Nov-2021         16,781         17,005        17,641
                     5.78%                Dec-2008          1,485          1,577         1,579
                     5.80%       Jan-2009-Jan-2033         38,818         39,579        40,689
                     5.83%                Aug-2014          1,196          1,270         1,279
                     5.84%                Aug-2010          3,453          3,639         3,591
                     5.85%                Oct-2008            966          1,021         1,001
                     5.88%                Nov-2027          3,507          3,587         3,697
                     5.91%                Dec-2008          1,020          1,084         1,089
                     5.96%                Jan-2029            508            520           537
                     6.03%                Jun-2017          1,964          2,146         2,158
                     6.06%                Jul-2034         10,951         11,372        11,682
                     6.11%                Jul-2008            917            973           978
                     6.13%                Dec-2016          3,810          4,200         4,143
                     6.15%                Oct-2032          3,822          3,940         4,111
                     6.16%                Aug-2013         12,668         13,772        13,511
                     6.22%       Aug-2032-Jul-2034         11,413         12,290        12,321
                     6.23%                Sep-2034          1,596          1,708         1,725
                     6.25%                Dec-2013          2,049          2,107         2,233
                     6.27%                Jan-2012          2,188          2,234         2,421
                     6.28%       Oct-2008-Nov-2028          5,909          6,396         6,379
                     6.33%                Apr-2011          2,390          2,620         2,630
                     6.35%                Mar-2010(2)      11,750         11,757        12,771
                     6.35%       Jun-2020-Aug-2032         29,240         30,817        31,814

          See accompanying notes to financial statements.

                                                          continued on next page

                                                                            | 19


--------------------------------------------------------------------------------
Schedule of Portfolio Investments
--------------------------------------------------------------------------------
December 31, 2004 (Dollars in thousands)

Fannie Mae Securities and Commitments (32.3% of net assets), continued

                             Interest Rate     Maturity Dates      Face Amount   Amortized Cost      Value
------------------------------------------------------------------------------------------------------------
Multifamily(1)                   6.39%                Apr-2019     $    1,064      $    1,160     $    1,175
                                 6.41%                Aug-2013          2,030           2,190          2,156
                                 6.42%       Apr-2011-Aug-2013          7,325           7,946          7,801
                                 6.44%                Dec-2018(3)      41,595          41,594         46,583
                                 6.44%                Apr-2014          7,015           7,750          7,840
                                 6.50%                Jun-2016          3,200           3,204          3,560
                                 6.52%       Jul-2008-May-2029          8,369           9,137          9,127
                                 6.53%                May-2030          8,869           8,898          9,345
                                 6.63%       Jun-2018-Apr-2019          2,863           2,894          3,163
                                 6.65%                Aug-2007            465             468            485
                                 6.70%                Jan-2011          2,558           2,771          2,743
                                 6.74%                Aug-2007         13,450          14,421         14,176
                                 6.75%                Aug-2007            915             970            973
                                 6.79%                Jul-2009          7,400           7,403          8,179
                                 6.80%                Jul-2016          1,040           1,040          1,173
                                 6.85%                Aug-2014         45,879          45,882         52,600
                                 6.88%                Jun-2007         11,459          11,787         11,983
                                 6.94%                Aug-2007          8,361           8,555          8,921
                                 7.01%                Apr-2031          3,635           3,678          4,078
                                 7.07%                Feb-2031         18,369          18,806         20,673
                                 7.16%                Jan-2022            902             942            941
                                 7.18%                Aug-2016            636             636            728
                                 7.20%       Apr-2010-Aug-2029         10,001           9,728         11,232
                                 7.25%                Oct-2022(4)      12,550          12,268         13,237
                                 7.25%       Nov-2011-Jul-2012          9,308           9,308          9,738
                                 7.30%                May-2010            868             896            950
                                 7.38%                Jun-2014          2,212           2,226          2,433
                                 7.41%                Nov-2018         19,214          20,721         19,918
                                 7.46%                Aug-2029         10,018          11,505         11,476
                                 7.50%                Dec-2014          2,133           2,140          2,451
                                 7.54%                Feb-2024         13,985          15,804         14,982
                                 7.71%                Feb-2010          9,546           9,682         10,292
                                 7.75%       Dec-2012-Dec-2024          4,492           4,496          5,076
                                 8.00%       Nov-2019-May-2020          6,246           6,232          6,309
                                 8.13%       Sep-2012-Aug-2020          9,844           9,824         10,395
                                 8.38%                Jan-2022          1,010           1,013          1,087
                                 8.40%                Jul-2023            548             539            647
                                 8.50%       Sep-2006-Sep-2026          6,282           6,810          7,300
                                 8.63%                Sep-2028          6,996           6,996          8,368
                                 9.13%                Sep-2015          3,313           3,301          3,418
                                 9.25%                Jun-2018          4,601           4,591          4,894
------------------------------------------------------------------------------------------------------------
                                                                      643,393         662,285        689,311
------------------------------------------------------------------------------------------------------------
Forward Commitments/TBA(5)
                                 5.00%                 Various        (75,000)        (74,179)       (74,344)
                                 5.50%                 Various        (50,000)        (50,425)       (50,719)
------------------------------------------------------------------------------------------------------------
                                                                     (125,000)       (124,604)      (125,063)
------------------------------------------------------------------------------------------------------------
Total Fannie Mae Securities and Commitments                        $1,126,460      $1,153,951     $1,184,713
============================================================================================================

     (1) Multifamily mortgage-backed securities are valued by the fair value procedures adopted by the Trust's Board of Trustees. Refer to Note 1 of the financial statements for further information.

     (2) During construction the investment is a participation in the construction loan which is secured by a repurchase guaranty from the Bank of America; the permanent financing will be a Fannie Mae MBS for which the Trust has issued its commitment to purchase.

     (3) This security is held in a segregated account as collateral for the Trust's secured bank line of credit.

     (4) During construction the investment is a participation in the construction loan which is secured by a letter of credit from LaSalle Bank National Association; the permanent financing will be a Fannie Mae MBS for which the Trust has issued its commitment to purchase.

     (5) Represents to be announced ("TBA") securities, securities the Trust agreed to sell for which the specific securities have not yet been identified.

          See accompanying notes to financial statements.

20 |


--------------------------------------------------------------------------------
Schedule of Portfolio Investments
--------------------------------------------------------------------------------
December 31, 2004 (Dollars in thousands)

Freddie Mac Securities (11.2% of net assets)

                 Interest Rate     Maturity Dates    Face Amount   Amortized Cost     Value
--------------------------------------------------------------------------------------------
Single Family        4.25%                Jun-2033     $  6,798      $  6,769       $  6,838
                     4.50%       Aug-2018-Feb-2019       31,626        31,791         31,601
                     5.00%       Jan-2019-Mar-2034       63,248        64,018         64,085
                     5.50%       Oct-2017-Sep-2034       31,856        32,691         32,576
                     6.00%       Apr-2005-Nov-2034      226,197       233,758        233,901
                     6.50%       Dec-2006-Aug-2032       19,444        19,694         20,474
                     7.00%       Mar-2011-Mar-2030        5,663         5,635          6,010
                     7.50%       Jul-2010-Apr-2031        5,814         5,771          6,195
                     8.00%       May-2008-Feb-2030        3,159         3,168          3,333
                     8.50%       Jun-2010-Jan-2025        2,277         2,300          2,430
                     9.00%       Sep-2010-Mar-2025          511           520            550
--------------------------------------------------------------------------------------------
                                                        396,593       406,115        407,993
--------------------------------------------------------------------------------------------
Multifamily(1)       8.00%                Feb-2009        4,299         4,301          4,319
--------------------------------------------------------------------------------------------
                                                          4,299         4,301          4,319
--------------------------------------------------------------------------------------------
Total Freddie Mac Securities and Commitments           $400,892      $410,416       $412,312
============================================================================================

     (1) Multifamily mortgage-backed securities are valued by the fair value procedures adopted by the Trust's Board of Trustees. Refer to Note 1 of the financial statements for further information.

Government Sponsored Enterprise Notes (4.9% of net assets)

    Issuer         Interest Rate   Maturity Date   Face Amount   Amortized Cost     Value
------------------------------------------------------------------------------------------
Freddie Mac            1.88%          Feb-2006       $ 25,000       $ 24,863      $ 24,678
Fannie Mae             2.25%          May-2006         15,045         15,144        14,867
Fannie Mae             2.50%          Jun-2006         40,000         39,767        39,622
Fannie Mae             3.13%          Jul-2006         40,000         40,269        39,972
Fannie Mae             5.50%          Jul-2012         30,000         30,518        30,350
Fannie Mae             6.00%          Jan-2012         31,110         31,277        31,149
------------------------------------------------------------------------------------------
Total Government Sponsored Enterprise Notes          $181,155       $181,838      $180,638
==========================================================================================

United States Treasury Notes (8.6% of net assets)

                   Interest Rate     Maturity Dates    Face Amount   Amortized Cost     Value
----------------------------------------------------------------------------------------------
                       1.63%       Mar-2005-Oct-2005     $ 85,000       $ 84,966      $ 84,480
                       1.88%       Dec-2005-Jan-2006       60,000         60,152        59,432
                       2.00%                May-2006       15,000         14,945        14,823
                       2.25%       Apr-2006-Feb-2007       40,000         40,135        39,497
                       2.75%                Aug-2007       96,500         96,346        95,444
                       3.25%                Aug-2007       21,100         21,375        21,135
                       3.50%                Nov-2006        2,085          2,149         2,103
----------------------------------------------------------------------------------------------
Total United States Treasury Notes                       $319,685       $320,068      $316,914
==============================================================================================

          See accompanying notes to financial statements.

                                                                            | 21


--------------------------------------------------------------------------------
Schedule of Portfolio Investments
--------------------------------------------------------------------------------
December 31, 2004 (Dollars in thousands)

State Housing Finance Agency Securities (0.2% of net assets)

Issuer                      Interest Rate   Maturity Date   Face Amount   Amortized Cost    Value
-------------------------------------------------------------------------------------------------
Multifamily(1)
MA Housing Finance Agency       8.00%            Jan-2026      $4,510         $4,505       $4,630
MA Housing Finance Agency       8.63%            Jan-2013         370            375          411
MA Housing Finance Agency       9.00%            Jan-2025         940            940          965
-------------------------------------------------------------------------------------------------
Total State Housing Finance Agency Securities                  $5,820         $5,820       $6,006
=================================================================================================

     (1) Multifamily mortgage-backed securities are valued by the fair value procedures adopted by the Trust's Board of Trustees. Refer to Note 1 of the financial statements for further information.

Other Multifamily Investments and Commitments (1.0% of net assets)

       Interest Rates         Maturity     Commitment      Face       Amortized
Permanent   Construction(1)   Dates(2)       Amount       Amount        Cost         Value
--------------------------------------------------------------------------------------------
Multifamily Construction/Permanent Mortgages
  5.54%           N/A         Apr-2017(3)    $62,016    $    1,471   $    1,471   $      989
  7.63%           N/A         Jan-2011           813           539          539          572
  8.13%           N/A         Aug-2005         1,016           114          111          114
  8.63%           N/A         Jun-2025            --         1,320        1,320        1,320
  9.50%           N/A         Apr-2024            --           696          696          696
  9.75%           N/A         Aug-2012            --         1,246        1,246        1,246
--------------------------------------------------------------------------------------------
                                              63,845         5,386        5,383        4,937
--------------------------------------------------------------------------------------------
Privately Insured Construction/Permanent Mortgage(4)
  5.55%           N/A         Apr-2021(5)     12,006        12,006       12,006       12,016
  5.55%           N/A         Jan-2047(5)     12,809        12,809       12,809       12,897
  6.20%           N/A         Feb-2047         5,200            --           --           90
  5.95%         5.95%         Mar-2044         4,400         4,384        4,400        4,466
  6.15%         6.15%         Feb-2045         1,600         1,600        1,604        1,682
--------------------------------------------------------------------------------------------
                                              36,015        30,799       30,819       31,151
--------------------------------------------------------------------------------------------
Total Other Multifamily
Investments and Commitments                  $99,860    $   36,185   $   36,202   $   36,088
============================================================================================

============================================================================================
Total Long-Term Investments                             $3,310,617   $3,357,169   $3,436,080
============================================================================================

     (1) Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless HUD requires that such rates be charged earlier.

     (2)  Permanent mortgage maturity date.

     (3) During construction, this investment is a mortgage credit enhanced by a letter of credit issued in favor of the Trust. Additionally, the interest rate during construction is a floating rate equal to LIBOR plus one hundred and fifty basis points for the related monthly period up to a maximum rate of 5.30%. At the completion of construction, the Trust will take delivery of either a Government Sponsored Enterprise MBS with an interest rate of 5.54% and a term of ten years or under certain conditions a Mini-Perm Loan with an interest rate of 5.45% and a term of five years.

     (4)  Loan insured by Ambac Assurance Corporation.

     (5) These loans are evidenced by a single participation certificate in the aggregate amount of $24,815,000.

          See accompanying notes to financial statements.

22 |


--------------------------------------------------------------------------------
Schedule of Portfolio Investments
--------------------------------------------------------------------------------
December 31, 2004 (Dollars in thousands)

Short-term Investments (2.9% of net assets)

Description                        Maturity Date   Interest Rate(1)   Face Amount   Amortized Cost      Value
---------------------------------------------------------------------------------------------------------------
Short-term - Intermediates(2)
Freddie Mac                             May 2005         2.35%         $   25,000     $   24,768     $   24,755
Freddie Mac                             May 2005         2.40%             11,878         11,776         11,772
Freddie Mac                             May 2005         2.43%             25,000         24,771         24,766
Freddie Mac                             Apr 2005         2.48%             20,000         19,844         19,848
---------------------------------------------------------------------------------------------------------------
                                                                           81,878         81,159         81,141
---------------------------------------------------------------------------------------------------------------
Short-term - Cash Equivalents(3)
Repurchase Agreement
Amalgamated Bank(4)                 Jan 21, 2005         2.10%              2,000         2,000           2,000
---------------------------------------------------------------------------------------------------------------
                                                                            2,000         2,000           2,000
---------------------------------------------------------------------------------------------------------------
Commercial Paper
New York Times                       Jan 4, 2005         2.22%              9,000          8,999          8,999
GW University                        Jan 4, 2005         2.40%             14,546         14,546         14,546
---------------------------------------------------------------------------------------------------------------
                                                                           23,546         23,545         23,545
---------------------------------------------------------------------------------------------------------------
Certificate of Deposit
Shore Bank - Pacific                Jan 28, 2005         2.29%                100            100            100
---------------------------------------------------------------------------------------------------------------
                                                                              100            100            100
===============================================================================================================
Total Short-Term Investments                                           $  107,524     $  106,804     $  106,786
===============================================================================================================

===============================================================================================================
Total Investments                                                      $3,418,141     $3,463,973     $3,542,866
===============================================================================================================

     (1) Interest rate is yield calculated based on purchase price of discount notes.

     (2) Short-term investments with remaining maturities between sixty-one days and three hundred and sixty-five days.

     (3) Short-term investments with remaining maturities of sixty days or less. These securities are valued on the basis of amortized cost, which approximates fair value.

     (4) This instrument was purchased in December 2004. The Trust will receive $2,003,452 upon maturity. The underlying collateral of the repurchase agreement is a Ginnie Mae security with a market value of $2,104,468.

          See accompanying notes to financial statements.

                                                                            | 23


--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
For the Year Ended December 31, 2004 (Dollars in thousands)

Investment Income            FHA permanent securities                  $ 13,080
                             FHA construction securities                    429
                             Ginnie Mae securities                       49,848
                             Ginnie Mae construction securities          11,417
                             Fannie Mae securities                       67,715
                             Freddie Mac securities                      14,574
                             Government Sponsored Enterprise Notes        4,101
                             United States Treasury Notes                 6,658
                             State Housing Finance Agency securities        529
                             Other multifamily investments                  777
                             Short-term investments                       1,866
-------------------------------------------------------------------------------
                             Total Income                               170,994
-------------------------------------------------------------------------------
Expenses                     Officer salaries and fringe benefits         2,218
                             Other salaries and fringe benefits           6,434
                             Legal fees                                     405
                             Consulting fees                                374
                             Auditing, tax and accounting fees              248
                             Insurance                                      347
                             Marketing and sales promotion (12b-1)          566
                             Investment management                          507
                             Trustee expenses                                42
                             Rental expenses                                683
                             General expenses                             1,558
-------------------------------------------------------------------------------
                             Total Expenses                              13,382
-------------------------------------------------------------------------------
Net Investment Income                                                   157,612
-------------------------------------------------------------------------------
                             Net realized gain on investments            40,091
                             Net change in unrealized appreciation
                                (depreciation) on investments           (45,819)
-------------------------------------------------------------------------------
Realized and Unrealized Net Losses on Investments                        (5,728)
===============================================================================
Net Increase in Net Assets Resulting from Operations                   $151,884
===============================================================================

          See accompanying notes to financial statements.

24 |


--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
For the Years Ended December 31, 2004 and 2003 (Dollars in thousands)

                                                               2004         2003
-----------------------------------------------------------------------------------
Increase in Net Assets from Operations
   Net investment income                                    $  157,612   $  163,446
   Net realized gain on investments                             40,091       48,588
   Net change in unrealized depreciation on investments        (45,819)     (84,342)
-----------------------------------------------------------------------------------
   Net increase in net assets resulting from operations        151,884      127,692
-----------------------------------------------------------------------------------
Decrease in Net Assets from Distributions
   Distributions paid to participants or reinvested from:
   Net investment income                                      (159,172)    (163,446)
   Net realized gains on investments                           (38,531)     (48,588)
-----------------------------------------------------------------------------------
   Net decrease in net assets from distributions              (197,703)    (212,034)
-----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Unit Transactions
   Proceeds from the sale of units of participation             94,404      290,936
   Dividend reinvestment of units of participation             175,076      191,791
   Payments for redemption of units of participation          (165,850)     (72,009)
-----------------------------------------------------------------------------------
   Net increase from unit transactions                         103,630      410,718
-----------------------------------------------------------------------------------
   Total increase in net assets                                 57,811      326,376
   Net assets at beginning of period                         3,608,139    3,281,763
===================================================================================
   Net Assets at End of Period                              $3,665,950   $3,608,139
===================================================================================
Unit Information
   Units sold                                                   84,609      252,914
   Distributions reinvested                                    156,550      168,434
   Units redeemed                                             (146,927)     (62,724)
===================================================================================
   Increase in Units Outstanding                                94,232      358,624
===================================================================================

          See accompanying notes to financial statements.

                                                                            | 25


--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (the Trust) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940 as a no-load, open-end investment company. The Trust has obtained certain exemptions from the requirements of the Investment Company Act of 1940 that are described in the Trust's Statement of Additional Information and Prospectus.

Participation in the Trust is limited to eligible labor organizations and pension, welfare and retirement plans that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

Investment Valuation

Net asset value per share (NAV calculation) is calculated as of the close of business of the major bond markets in New York City on the last business day of the month.

Portfolio securities for which market quotations are readily available (single family mortgage-backed securities, Government Sponsored Enterprise notes, and U.S. Treasury securities) are valued by an independent pricing service, published prices, market quotes and dealer bids.

Portfolio investments for which market quotations are not readily available (multifamily mortgage-backed securities investments, mortgage securities and construction mortgage securities) are valued at their fair value determined in good faith under consistently applied procedures adopted by the Board of Trustees using dealer bids and discounted cash flow models. The respective cash flow models use market-based discount and prepayment rates developed for each investment category. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury Note) adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the market place over the yield on U.S. Treasury securities of comparable risk and maturity to the security being valued as adjusted for other market considerations. On investments for which the Trust finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment. The Trust has retained an independent firm to determine the fair market value of such securities. In accordance with the procedures adopted by the Board, the monthly third-party valuation is reviewed by the Trust staff to determine whether valuation adjustments are appropriate based on any material impairments in value arising from specific facts and circumstances of the investment (e.g., mortgage defaults). All such adjustments must be reviewed and approved by the independent valuation firm prior to incorporation in the NAV.

Short-term investments with remaining maturities of sixty days or less are valued on the basis of amortized cost, which approximates fair value. Cash and cash equivalents include overnight money market funds which are also carried at cost.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

| 26


--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Federal Income Taxes

The Trust's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Distributions to Participants

At the end of each calendar month, pro rata distribution is made to participants of the net investment income earned during the preceding month. Amounts distributable, but not disbursed, as of the balance sheet date are classified as income distribution payable.

Participants redeeming their investments are paid their pro rata share of undistributed net income accrued through the month-end of redemption.

The Trust offers an income reinvestment plan that permits current participants automatically to reinvest their income distribution into Trust units of participation. Total reinvestment was approximately 89 percent of distributable income for the year ended December 31, 2004.

Investment Transactions and Income

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12b-1 Plan of Distribution

The Board of Trustees annually approves a 12b-1 Plan of Distribution to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related service and distribution activities (12b-1 expenses). For the year ended December 31, 2004, the Trust was authorized to pay for 12b-1 expenses in an amount up to $600,000 or 0.05 percent of its average monthly net assets on an annualized basis, whichever is greater. During the year ended December 31, 2004, the Trust incurred approximately $566,000 of 12b-l expenses.

Receivables for Investments Sold

Receivables for Investments Sold represents investments that were sold on or prior to December 31, 2004, which settled subsequent to December 31, 2004.

Payables for Investments Purchased

Payables for Investments Purchased represents investments that were purchased on or prior to December 31, 2004, which settled subsequent to December 31, 2004.

                                                                            | 27


--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 2. Investment Risks

Interest Rate Risk

As with any fixed-income investment, the market value of the Trust's investments will fall below the principal amount of those investments at times when market interest rates rise above the interest rates of the investments. Rising interest rates may also reduce prepayment rates, causing the average life of the Trust's investments to increase. This could in turn further reduce the value of the Trust's portfolio.

Prepayment and Extension Risk

The Trust invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay faster than its assumed payment rate, shortening its expected average life, resulting in a lower return from the security. In such an event, the Trust may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the Trust's securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life, resulting in a lower return from the security. When this occurs, the ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the Trust's portfolio's sensitivity to fluctuations in interest rates and change the value of the Trust's portfolio.

Note 3. Transactions with Related Entities

During the year ended December 31, 2004, the Trust provided the time of certain personnel to the AFL-CIO Investment Trust Corporation (ITC), a D.C. not-for-profit corporation, on a cost-reimbursement basis. During the year, certain employees of the Trust also served as officers of the ITC. The total cost for such personnel and related expenses for the year ended December 31, 2004 amounted to approximately $1,628,000. During the year ended December 31, 2004, the Trust was reimbursed for approximately $1,509,000 of current year costs. As of December 31, 2004, approximately $119,000, representing a current balance, is included within the accounts receivable in the accompanying financial statements for amounts outstanding under the arrangement.

The ITC provided the time of certain personnel to the Trust on a cost-reimbursement basis. The total cost for such personnel and related expenses for the year ended December 31, 2004 was approximately $38,000. During the year ended December 31, 2004, the Trust paid the ITC approximately $30,000 of current costs.

28 |


--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 4. Commitments

Certain assets of the Trust are invested in short-term investments until they are required to fund purchase commitments for long-term investments. As of December 31, 2004, the Trust had outstanding unfunded purchase commitments of approximately $294.7 million. The Trust maintains a reserve, in the form of securities, no less than the total of the outstanding unfunded purchase commitments, less short-term investments. As of December 31, 2004, the value of the publicly traded mortgage-backed securities maintained for the reserve in a segregated account was approximately $3.3 billion.

The commitment amounts disclosed on the Schedule of Portfolio Investments represent the original commitment amount, which includes both funded and unfunded commitments.

Note 5. Investment Transactions

A summary of investment transactions (excluding short-term investments and U.S. Treasury Notes) for the separate instruments included in the Trust's investment portfolio, at amortized cost, for the year ended December 31, 2004, follows (dollars in thousands):

                                                                                             Government  State Housing
                       FHA         FHA        Ginnie    Ginnie Mae     Fannie      Freddie    Sponsored     Finance       Other
                    Permanent Construction     Mae     Construction     Mae          Mac     Enterprise      Agency    Multifamily
                   Securities  Securities  Securities*  Securities* Securities*  Securities     Notes      Securities  Investments
----------------------------------------------------------------------------------------------------------------------------------
Balance,
January 1, 2004     $221,425     $   --     $ 913,624    $ 198,682  $ 1,464,438   $ 169,477   $  56,688     $ 7,068      $ 8,016

Purchases and
insured
construction
securities
advances,
net of
discounts             22,664      7,243       430,308      153,389      891,870     385,065     443,660          --       27,886

Change in
discounts and
(premiums)               323          3         3,239          396       (6,332)      6,968          40         (20)           6

Transfers            (56,838)        --       158,812     (101,463)          --          --          --      (1,115)         604

Principal
reductions/
Sales                (25,576)        --      (666,741)     (10,616)  (1,196,025)   (151,094)   (318,550)       (113)        (310)
---------------------------------------------------------------------------------------------------------------------------------
Balance,
December 31,
2004                $161,998     $7,246     $ 839,242    $ 240,388  $ 1,153,951   $ 410,416   $ 181,838     $ 5,820      $36,202
=================================================================================================================================

     *    Including forward commitments.

Note 6. Federal Taxes

The tax character of distributions paid during 2004 and 2003 was as follows (dollars in thousands):

                                                               2004       2003
--------------------------------------------------------------------------------
Ordinary investment income - net                             $164,877   $163,446
Long-term capital gains on investments                         32,826     48,588
--------------------------------------------------------------------------------
Total net distributions paid to participants or reinvested   $197,703   $212,034
================================================================================

                                                                            | 29


--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows (dollars in thousands):

                                                                          2004
--------------------------------------------------------------------------------
Undistributed ordinary income                                           $ 3,445
Unrealized appreciation                                                  77,397
Other temporary differences                                              (1,595)
--------------------------------------------------------------------------------
Total accumulated earnings                                              $79,247
================================================================================

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2004, the Trust recorded the following permanent reclassifications (dollars in thousands):

                                                                          2004
--------------------------------------------------------------------------------
Undistributed net investment income                                     $ 1,674
Accumulated net realized losses                                          (1,627)
Amount invested and reinvested by current participants                      (47)
================================================================================

Reclassifications are primarily due to tax treatment of paydowns of mortgage and asset-backed securities. Results of operations and net assets were not affected by these reclassifications.

Note 7. Retirement and Deferred Compensation Plans

The Trust participates in the AFL-CIO Staff Retirement Plan, which is a multiple employer-defined benefit pension plan, covering substantially all employees. This plan was funded by employer contributions, at rates approximating 16.31% percent of employees' salaries for the year ended December 31, 2004. The total Trust pension expense for the year ended December 31, 2004 was approximately $1,016,000.

The Trust also participates in a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 100 percent of their total compensation or the applicable IRS limit. During 2004, the Trust matched dollar for dollar the first $2,900 of each employee's contributions. The Trust's 401(k) contribution for the year ended December 31, 2004 was approximately $180,000.

Note 8. Bank Securities

The Trust has a secured $12.5 million bank line of credit. A segregated account of Trust-owned securities serves as collateral for the line of credit. As of December 31, 2004, the market value of the collateral in the account is approximately $46.6 million. In addition, the Trust has a $12.5 million uncommitted and unsecured line of credit facility. Borrowings under these agreements bear interest at LIBOR plus one-half percent. Both lines of credit mature on June 30, 2005. The Trust had no outstanding balance on either of these facilities during the period. No compensating balances are required.

Note 9. Contract Obligations

In the ordinary course of business, the Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

30 |


--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Selected Per Share Data and Ratios for the Years Ended December 31, 2004, 2003, 2002, 2001 and 2000

                                                       2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------
Per Share Data
   Net asset value,
   beginning of period                              $ 1,125.21   $ 1,152.30   $ 1,098.40   $ 1,085.42   $ 1,035.72
   Income from investment operations:
   Net investment income                                 48.63        54.26        65.19        70.86        72.83
   Net realized and unrealized
   (losses) gains on investments                         (2.38)      (11.69)       59.15        16.24        49.70
------------------------------------------------------------------------------------------------------------------
   Total Income (Loss) from Investment Operations        46.25        42.57       124.34        87.10       122.53
------------------------------------------------------------------------------------------------------------------
   Less distributions from:
   Net investment income                                (49.10)      (54.26)      (65.19)      (70.93)      (72.83)
   Net realized gains on investments                    (11.75)      (15.40)       (5.25)       (3.19)          --
------------------------------------------------------------------------------------------------------------------
   Total Distributions                                  (60.85)      (69.66)      (70.44)      (74.12)      (72.83)
==================================================================================================================
Net Asset Value, End of Period                      $ 1,110.61   $ 1,125.21   $ 1,152.30   $ 1,098.40   $ 1,085.42
==================================================================================================================
Ratios
   Ratio of expenses to average net assets                0.37%        0.37%        0.36%        0.37%        0.38%
   Ratio of net investment income
   to average net assets                                   4.4%         4.7%         5.8%         6.4%         6.9%
   Portfolio turnover rate                                85.5%        73.1%        64.3%        40.9%        25.9%
==================================================================================================================
Number of Outstanding Units
at End of Period                                     3,300,858    3,206,626    2,848,002    2,504,984    2,282,511
==================================================================================================================
Net Assets, End of Period
(in thousands)                                      $3,665,950   $3,608,139   $3,281,763   $2,751,482   $2,477,482
==================================================================================================================
Total Return*                                             4.20%        3.78%       11.64%        8.21%       12.31%
==================================================================================================================

     *    Net of fund expenses.

          See accompanying notes to financial statements.

                                                                            | 31


--------------------------------------------------------------------------------
Trustees
--------------------------------------------------------------------------------

Overall responsibility for the management of the AFL-CIO Housing Investment Trust, the establishment of policies and the oversight of activities is vested in its Board of Trustees. The list below provides the following information for each of the trustees: name, age, address, term of office, length of time served, principal occupations during the past five years and other directorships held. * The Trust's Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request, by placing a collect call directed to Stephanie Turman, Investor Relations Coordinator, at
(202) 331-8055.

Richard Ravitch**, age 71; 610 5th Avenue, Ste. 420, New York, NY 10020; Chairman of the Board; term commenced 1991, expires 2005; Principal, Ravitch, Rice and Co. LLC; Director, Parsons Brinckerhoff Inc; formerly President and Chief Executive Officer, Player Relations Committee of Major League Baseball; formerly Chairman, Aquarius Management Corporation (limited profit housing project management).

John J. Sweeney**, age 70; 815 16th Street, NW, Washington, DC 20006; Union Trustee; term commenced 1981, expires 2007; President, AFL-CIO.

Richard L. Trumka, age 55; 815 16th Street, NW, Washington, DC 20006; Union Trustee; term commenced 1995, expires 2005; Secretary-Treasurer, AFL-CIO.

Linda Chavez-Thompson, age 60; 815 16th Street, NW, Washington, DC 20006; Union Trustee; term commenced 1996, expires 2005; Executive Vice President, AFL-CIO.

John J. Flynn, age 70; 1776 Eye Street, NW, Washington, DC 20006; Union Trustee; term commenced 2000, expires 2006; President, International Union of Bricklayers and Allied Craftworkers (BAC); formerly BAC Secretary-Treasurer.

Stephen Frank, age 64; 9509 Lost Trail Way, Potomac, Maryland 20854; Management Trustee; term commenced 2003, expires 2006; Independent Consultant; formerly Vice President and Chief Financial Officer, the Small Business Funding Corporation.

Frank Hurt, age 66; 10401 Connecticut Avenue, Kensington, MD 20895; Union Trustee; term commenced 1993, expires 2007; President, Bakery, Confectionery & Tobacco Workers and Grain Millers International Union.

George Latimer, age 69; 1600 Grand Avenue, St. Paul, MN 55105; Management Trustee; term commenced 1996, expires 2005; Chief Executive Officer of the National Equity Fund (a tax credit investment company); Distinguished Visiting Professor of Urban Land Studies at Macalester College; Director, Visionics Corporation; formerly Director, Special Actions Office, Department of Housing and Urban Development.

Jeremiah O'Connor, age 70; 900 Seventh Street, NW, Washington, DC 20001; Union Trustee; term commenced 2001, expires 2006; Secretary-Treasurer, International Brotherhood of Electrical Workers (IBEW); formerly International Vice President, 6th District, IBEW.

Marlyn J. Spear, CFA, age 51; 500 Elm Grove Road, Elm Grove, WI 53122; Management Trustee; term commenced 1995, expires 2006; Chief Investment Officer, Milwaukee and Vicinity Building Trades United Pension Trust Fund; formerly Investment Coordinator, Milwaukee and Vicinity Building Trades.

Tony Stanley**, age 71; 25250 Rockside Road, Cleveland, OH 44146; Management Trustee; term commenced 1983, expires 2007; Executive Vice President and Director, TransCon Builders, Inc. (retired).

Andrew Stern, age 54; 1313 L Street, NW, Washington, DC 20005; Union Trustee; term commenced 1998, expires 2005; President, Service Employees International Union, AFL-CIO.

Edward C. Sullivan, age 61; 815 16th Street, NW, Suite 600, Washington, DC 20006; Union Trustee; term commenced 2000, expires 2006; President, Building and Construction Trades Department, AFL-CIO; formerly General President, International Union of Elevator Constructors.

* Only directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or a company registered as an investment company under the Investment Company Act of 1940, as amended, are listed.

**   Executive Committee member.

32 |


--------------------------------------------------------------------------------
Leadership
--------------------------------------------------------------------------------

All officers of the Trust are located at 1717 K Street, NW, Suite 707, Washington, DC 20036.*

Stephen Coyle, + age 59; Chief Executive Officer since 1992; AFL-CIO Housing Investment Trust.

Michael M. Arnold, + age 64; Senior Executive Vice President--Marketing, Investor and Labor Relations, AFL-CIO Housing Investment Trust since 2001; formerly Executive Vice President--Marketing, Investor and Labor Relations; Director of Investor Relations, AFL-CIO Housing Investment Trust.

Helen R. Kanovsky, + age 53; Chief Operating Officer, AFL-CIO Housing Investment Trust since 2002; formerly Chief Operating Officer, AFL-CIO Investment Trust Corporation; Executive Vice President--Finance and Administration, AFL-CIO Housing Investment Trust; Chief of Staff for U.S. Senator John F. Kerry; General Counsel, AFL-CIO Housing Investment Trust.

Erica Khatchadourian, + age 37; Chief Financial Officer (position formerly titled Executive Vice President--Finance and Administration), AFL-CIO Housing Investment Trust since 2001; formerly Controller, Chief of Staff and Director of Operations, AFL-CIO Housing Investment Trust.

John Hanley, + age 38; Executive Vice President--Investments and Portfolio Management, AFL-CIO Housing Investment Trust since 2003; formerly Executive Vice President, AFL-CIO Investment Trust Corporation; Chief Investment
Officer--Multifamily, AFL-CIO Housing Investment Trust.

Chang Suh, + CFA, age 33; Chief Portfolio Manager, AFL-CIO Housing Investment Trust since March 2003; formerly Assistant Portfolio Manager and Senior Portfolio Analyst, AFL-CIO Housing Investment Trust.

Mary C. Moynihan, + age 45; General Counsel, AFL-CIO Housing Investment Trust since April 2004; formerly Chief Counsel and Deputy General Counsel, AFL-CIO Housing Investment Trust; Associate Specialist, Sullivan & Cromwell.

Stephanie Wiggins, + age 39; Chief Investment Officer--Multifamily Finance, AFL-CIO Housing Investment Trust since 2001; formerly Director, Prudential Mortgage Capital Company; Vice President/Multifamily Transaction Manager, WMF Capital Corporation.

Marcie Cohen, age 57; Senior Vice President, AFL-CIO Housing Investment Trust since 2002; formerly Director of the New York Office, 2002-2004; Director of Development, AFL-CIO Housing Investment Trust.

Mara C. Riggins, age 33 Controller, AFL-CIO Housing Investment Trust since 2002; formerly Director of Financial Reporting, The Mills Corporation; Director of Financial Reporting, American Management Systems, Inc.

Nicholas Milano, + age 37; Associate General Counsel (since January 2003) and Chief Compliance Officer (since May 2004), AFL-CIO Housing Investment
Trust; formerly Senior Counsel, Division of Investment Management,
U.S. Securities and Exchange Commission; Senior Counsel, Division of Trading and Markets, U.S. Commodity Futures Trading Commission.

* No officer of the Trust serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended.

+ Board-appointed officer. These officers are appointed annually to a term expiring December 31 of the year appointed, or until their respective successors are appointed and qualify.

Corporate Counsel
Swidler Berlin LLP
Washington, DC

Securities Counsel
Wilmer Cutler Pickering Hale and Dorr LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
Philadelphia, PA

Investment Adviser
Wellington Management Company, LLP
Boston, MA

Transfer Agent
PFPC Inc., Wilmington, DE

Custodian
PFPC Trust Company, Philadelphia, PA

--------------------------------------------------------------------------------

National Office
1717 K Street, NW, Suite 707
Washington, DC 20036
(202) 331-8055

New York Office
Carol Nixon, Director
31 West 15th Street, Suite 203
New York, NY 10011
(212) 414-8500

Western Regional Office
Aaron Prince, Director
235 Montgomery Street, Suite 1001
San Francisco, CA 94104
(415) 433-3044

                                    [GRAPHIC]

                        AFL-CIO Housing Investment Trust
                          1717 K Street, NW, Suite 707
                              Washington, DC 20036
                                  202-331-8055
                               www.aflcio-hit.com

Item 2. Code of Ethics.

      (a) The Trust has adopted a Code of Ethics to comply with Section 406 of the Sarbanes-Oxley Act of 2002, as of December 31, 2004. This Code of Ethics applies to the Trust's principal executive officer, principal financial officer, and principal accounting officer or controller or persons performing similar functions.

      (b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

            (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

            (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

            (3) Compliance with applicable governmental laws, rules, and regulations;

            (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

            (5)   Accountability for adherence to the code.

      (c) There have been no amendments granted to the Trust's Code of Ethics during the period covered by the Report.

      (d) There have been no waivers granted from any provision of the Trust's Code of Ethics during the period covered by the Report.

      (e)   Not applicable.

      (f)   (1)   A copy of the Trust's  Code of Ethics is filed  herewith as an
                  Exhibit pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

      (a)   (1)   The Trust's Board of Trustees has  determined  that it has two
                  audit  committee   financial  experts  serving  on  its  audit
                  committee, Marlyn Spear and Stephen Frank.

            (2) Ms. Spear and Mr. Frank are both are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

      (a)   Audit fees.

            The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $183,082 for the fiscal year ended December 31, 2004.

            The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $196,515 for the fiscal year ended December 31, 2003.

      (b)   Audit-related fees.

            The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph
            (a) of this Item were $7,500 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph
            (a) of this Item were $0 for the fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      (c)   Tax fees.

            The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $13,500 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $15,000 for the fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      (d)   All other fees.

            The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $7,000 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $6,690 for the fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      (e)   (1)   The Charter of the Trust's Audit  Committee  provides that the
                  Audit Committee  shall review and, if appropriate,  approve in advance all audit and non-audit  services (as such term may be from time to time  defined in the  Securities  Exchange Act of
                  1934,  as  amended) to be provided to the Trust by the Trust's independent  auditor;  provided,  however,  that  the  Charter provides  that the Audit  Committee  shall  only  approve  the
                  following   non-audit   services:   tax  preparation  and  the
                  Association for Investment  Management Research (AIMR) Level 2
                  Compliance  Review.  In  making  a  determination,  the  Audit
                  Committee  considers  whether the services are consistent with maintaining the principal accountant's independence. If such a
                  service  is  required   between   regularly   scheduled  audit
                  committee  meetings,  pre-approval  may  be  authorized  by  a majority of the audit  committee  members at a special meeting called for such purposes or by unanimous written consent.  The
                  Audit   Committee's   Charter   does  not  permit   waiver  of
                  pre-approval for audit or non-audit services requiring fees of a de minimis amount.

            (2)   No percentage  of the services  included in (b)-(d) above were
                  approved  by  the  audit   committee   pursuant  to  paragraph
                  (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) For the most recent fiscal year, less than 50 percent of the hours expended by the Trust's principal accountant were performed by persons other than the accountant's full-time permanent employees.

      (g) The Trust's accountant performed no non-audit services for the Trust's investment adviser during each of the last two fiscal years.

      (h) Not applicable. The Trust's accountant performed no non-audit services for the Trust's investment adviser during each of the last two fiscal years.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which participants may recommend nominees to the Board of Trustees of the Trust, where those changes were implemented after the Trust last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101) or this
Item 10.

Item 11. Controls and Procedures.

      (a) The Trust's Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have concluded that the Trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), are effective to ensure that material information relating to the Trust is made known to them by appropriate persons, based on their evaluation of such controls and procedures as of December 31, 2004.

      (b) There was no change in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR
            270.30a-3(d)) that occurred during the Trust's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

      (a)   (1)   The  Trust's  Code  of  Ethics  applicable  to  its  principal executive officer, principal financial officer, and principal accounting officer or persons performing similar functions is attached hereto.

            (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

            (3)   Not Applicable.

      (b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the AFL-CIO Housing Investment Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST


By: /s/ Stephen Coyle
    ------------------------------------
    Name: Stephen Coyle
    Title: Chief Executive Officer

Date: March 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the AFL-CIO Housing Investment Trust and in the capacities and on the dates indicated.


/s/ Stephen Coyle
----------------------------------------
Stephen Coyle
Chief Executive Officer
(Principal Executive Officer)

Date: March 9, 2005


/s/ Erica Khatchadourian
----------------------------------------
Erica Khatchadourian
Chief Financial Officer
(Principal Financial Officer)

Date: March 9, 2005